CareView Communications, Inc. 8-K

Exhibit 10.49

HEALTHCOR HYBRID OFFSHORE MASTER FUND, L.P.

ALLONGE NO. 2 TO SENIOR SECURED CONVERTIBLE NOTE

(issued January 16, 2014)

July 10, 2018

This Allonge No. 2 to Senior Secured Convertible Note (this “Allonge”) shall be affixed to that certain Senior Secured Convertible Note dated January 16, 2014 (as amended by Allonge No. 1 to Senior Secured Convertible Note dated June 26, 2015, the “Note”), issued in the original aggregate principal amount of $2,671,000, made by CareView Communications, Inc., a Nevada corporation (the “Company”), and payable to the order of HealthCor Hybrid Offshore Master Fund, L.P. (the “Holder”), and shall become a permanent part thereof and shall amend each such Note as provided herein.

1.

Amendment to Legend. The Note is hereby amended to insert the following paragraph at the end of the legend on the cover page thereof:

“IN ADDITION, THE RIGHTS AND REMEDIES GRANTED to THE HOLDER PURSUANT TO THIS NOTE, THE LIEN AND SECURITY INTEREST GRANTED TO HealthCor Partners Fund, L.P., a Delaware limited partnership, as AGENT for the Investors under the Security Agreement (“AGENT”) SECURING THIS NOTE AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE HOLDER OR AGENT RELATING TO THIS NOTE ARE further SUBJECT TO THE PROVISIONS OF SECTIONS 3 AND 4 OF THE NINTH AMENDMENT, DATED AS OF JULY 10, 2018, TO THE PURCHASE AGREEMENT (AS DEFINED HEREIN).”

2.

Amendment to Payment Priorities. Section 2(f) of the Note is amended and restated in its entirety as follows:

“(f) This Note is one of a series of notes issued by the Company pursuant to the Purchase Agreement. Such Notes are referred to herein as the “Notes,” and the holders thereof (including the Holder) are referred to herein as the “Investors.” The Notes initially issued in calendar years 2011 and 2012 are senior in right of payment to the Notes initially issued after calendar year 2012 (including this Note, the “Subsequent Tranche Notes”), as more fully set forth in the Purchase Agreement. The right of an Investor to receive payments of Principal and Interest under this Note shall be pari passu with the rights of the other Investors to receive payments of Principal and Interest under their respective Subsequent Tranche Notes, and the Company covenants that any payments made by it with respect to the Subsequent Tranche Notes shall be made pro rata among the Investors determined based on the ratio of the outstanding balance of Principal and Interest under each Subsequent Tranche Note divided by the aggregate outstanding balance of Principal and Interest under all Subsequent Tranche Notes.  By the Holder’s acceptance of this Note, the Holder agrees to the foregoing.”

3.

Amendment to Required Share Reserve Amount. Section 8(a) of the Note is amended and restated in its entirety as follows:

“(a) Reservation. The Company shall at all times reserve out of its authorized and unissued shares of Common Stock a number of shares of Common Stock equal to 100% of the Conversion Rate with respect to the full Conversion Amount of this Note, solely for the purpose of effecting the conversion of this Note (the “Required Reserve Amount”).”

4.

No Further Amendments; Authorization to Affix to Note. Except as specifically amended hereby, the Note shall remain in full force and effect. The Company hereby authorizes each Holder to affix this Allonge to its Note and it shall for all purposes henceforth be part of the Note.

[Signature page follows]

1

Exhibit 10.49

IN WITNESS WHEREOF, the Company has caused this Allonge to be executed by its officer thereunto duly authorized, as of the date first above written.

COMPANY:

CAREVIEW COMMUNICATIONS, INC.,
a Nevada corporation

By:	/s/ Steven Johnson
Name:	Steven Johnson
Title:	Chief Executive Officer

AGREED AND ACCEPTED:

HOLDER:

HEALTHCOR HYBRID OFFSHORE MASTER FUND, L.P.
By:	HealthCor Hybrid Offshore G.P., LLC, its General Partner

By:	/s/ Joseph P. Healey
Name:	Joseph P. Healey
Title:	Co-CEO

[Signature Page to Allonge No. 2 to CareView Communications, Inc. Secured Convertible Note
issued January 16, 2014 (Hybrid Fund)]